Exhibit 10.1

AMENDMENT NO. 2

THIS AMENDMENT NO. 2, dated as of July 13, 2006 (this “Amendment”), of that certain Credit Agreement referenced below is by and among MILLIPORE CORPORATION, a Massachusetts corporation (the “Company” or the “Domestic Borrower”),and the other Borrowers and Guarantors identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent for and on behalf of the Lenders. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

W I T N E S S E T H

WHEREAS, a €430 million revolving credit facility has been established in favor of the Company and certain of its subsidiaries pursuant to the terms of that certain Credit Agreement dated as of December 15, 2005 (as amended, restated, increased, supplemented or otherwise modified from time to time, the “Credit Agreement”) among (i) the Company, as domestic borrower, (ii) Millipore Ireland B.V., a limited liability company existing under the laws of the Netherlands, Millipore Cork, an unlimited company existing under the laws of Ireland, Millipore SAS, a limited liability company existing under the laws of France, as foreign borrowers, (iii) the Company and certain of its subsidiaries, as guarantors, (iv) the lenders identified therein, and (v) Bank of America, N.A., as administrative agent;

WHEREAS, the Credit Agreement has been amended by that Amendment No. 1 and Consent dated as of June 6, 2006 (“Amendment No. 1”) among the Company, the other Borrowers and Guarantors identified therein and Bank of America, N.A., as Administrative Agent for and on behalf of the Lenders;

WHEREAS, the Company has requested an increase in the aggregate amount of Domestic Revolving Commitments under the Credit Agreement;

WHEREAS, the Lenders have agreed to the requested amendment on the terms and conditions set forth herein and have directed the Administrative Agent to enter into this Amendment on their behalf;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is amended in the following respects:

1.1 In Section 1.01 (Definitions) in the first paragraph after the pricing grid in the definition of “Applicable Percentage”, clause (iii) is amended to read as follows:

(iii) If both Ratings Services cease to assign a Debt Rating for the Loans and credit facilities under this Credit Agreement, the applicable pricing level shall be based on the Company’s issuer rating as determined by the Rating Services (or, in the case of a split rating, by reference to the better of the ratings where there is an Investment Grade Rating, or based on an average of the corresponding pricing levels therefore where there is not an Investment Grade Rating, or, in case either Ratings Service ceases to assign an issuer rating, then by reference to the issuer rating assigned by the remaining Rating Service), and if no issuer rating is available, then the applicable pricing level shall be determined by reference to the worst rating shown in the pricing grid.

1.2. In Section 2.01(a) the “Aggregate Domestic Revolving Committed Amount” as referenced and defined in clause (i) is increased and amended from “FOUR HUNDRED THIRTY

MILLION EURO (€430,000,000)” to “FOUR HUNDRED SIXTY-FIVE MILLION EURO (€465,000,000)” and the “Aggregate Revolving Committed Amount” as referenced and defined in clause (ii) is increased and amended from “FOUR HUNDRED THIRTY MILLION EURO (€430,000,000)” to “FOUR HUNDRED SIXTY-FIVE MILLION EURO (€465,000,000)”.

1.3 In Section 2.01(e), the reference to “FIVE HUNDRED SIXTY MILLION EURO (€560,000,000)” in the lead-in sentence is amended to read “FIVE HUNDRED NINETY-FIVE MILLION EURO (€595,000,000)”.

1.4 Schedule 2.01 (Commitments and Commitment Percentages) to the Credit Agreement is amended and restated in its entirety to read as Schedule 2.01 attached hereto.

2. Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions, in form and substance reasonably satisfactory to the Administrative Agent:

(a) receipt by the Administrative Agent of executed copies of the consent and direction to this Amendment from the Required Lenders (and the Lenders providing additional commitments);

(b) receipt by the Administrative Agent of executed copies of the signature pages to this Amendment from the Company and the other Credit Parties;

(c) receipt of corporate resolutions, incumbency certificates, supporting corporate formation and organizational documentation and opinions of counsel, in each case relating solely to the Company, reasonably satisfactory to the Administrative Agent;

(d) Amendment No. 1 to the Credit Agreement shall be effective (including consummation of the Permitted Serologicals Acquisition); and

(e) payment of all fees and expenses (including fees and expenses of counsel to the Administrative Agent) in connection with this Amendment.

The Administrative Agent will promptly notify the Company and the Lenders when the conditions to the effectiveness of the amendment provisions of Section 1 of this Amendment have been met and will confirm that those provisions are effective. The provisions of Section 1 shall not be effective until the Administrative Agent shall have given such confirmation.

3. Representations and Warranties; Defaults. The Credit Parties affirm the following:

(a) all necessary action to authorize the execution, delivery and performance of this Amendment has been taken;

(b) after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period); and

(c) immediately before and immediately after giving effect to this Amendment, no Default or Event of Default shall exist.

4. Guarantor Acknowledgment. Each Guarantor acknowledges and consents to all of the terms and conditions of this Amendment and agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge any Guarantor’s obligations under the Credit Documents.

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5. Full Force and Effect. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

6. Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Moore & Van Allen PLLC.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Amendment by facsimile shall be effective as such party’s original executed counterpart.

8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

DOMESTIC BORROWER:	MILLIPORE CORPORATION,
a Massachusetts corporation

	By:	/s/ Kathleen B. Allen
	Name:	Kathleen B. Allen
	Title:	Vice President and Chief Financial Officer

FOREIGN BORROWERS:	MILLIPORE IRELAND B.V.,
a limited liability company existing under the laws of the Netherlands

	By:	/s/ Jeffrey Rudin
	Name:	Jeffrey Rudin
	Title:	Managing Director

MILLIPORE CORK,
an unlimited company existing under the laws of Ireland

	By:	/s/ Jeffrey Rudin
	Name:	Jeffrey Rudin
	Title:	Director

MILLIPORE SAS,
a limited liability company existing under the laws of France

	By:	/s/ Kathleen B. Allen
	Name:	Kathleen B. Allen
	Title:	By Power of Attorney

FOREIGN GUARANTORS:	MILLIPORE INTERNATIONAL HOLDING COMPANY B.V.,
a company existing under the laws of The Netherlands

	By:	/s/ Kathleen B. Allen
	Name:	Kathleen B. Allen
	Title:	Director

MILLIPORE CORPORATION

AMENDMENT NO. 2

MILLILUX SARL,
a company existing under the laws of Luxembourg

By:	/s/ Paul O’Connor
Name:	Paul O’Connor
Title:	Manager

MILLIPART SARL,
a company existing under the laws of Luxembourg

By:	/s/ Paul O’Connor
Name:	Paul O’Connor
Title:	Manager

MILLIPORE CORPORATION

AMENDMENT NO. 2

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., for itself in its capacity as Administrative Agent and on behalf of the Required Lenders

	By:	/s/ Kathleen M. Carry
	Name:	Kathleen M. Carry
	Title:	Vice President

MILLIPORE CORPORATION

AMENDMENT NO. 2